                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      20
                NOTES TO FINANCIAL STATEMENTS      26
               REPORT OF INDEPENDENT AUDITORS      33

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      34
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35
              TRUSTEE AND OFFICER INFORMATION      36

Van Kampen
wishes peace
and prosperity
to all.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1991--December 31, 2001)

 [LINE GRAPH]

                                                                            LIPPER CONVERTIBLE
                                                                        SECURITIES FUND INDEX IS AN
                                                                           UNMANAGED INDEX THAT       RUSSELL 2000(R) INDEX IS AN
                                                                          REPRESENTS THE AVERAGE            UNMANAGED INDEX
                                                                           PERFORMANCE OF THE 10      GENERALLY REPRESENTATIVE OF
                                                                            LARGEST CONVERTIBLE       THE U.S. MARKET FOR SMALL-
                                                  HARBOR FUND*              SECURITIES FUNDS.+          CAPITALIZATION STOCKS.*
                                                  ------------          ---------------------------   ---------------------------
12/91                                                9425.00                      10000.00                      10000.00
                                                     9412.00                      10314.20                      10768.00
                                                     9450.00                      10413.90                      10034.00
                                                     9821.00                      10836.30                      10321.00
12/92                                               10341.00                      11441.10                      11862.00
                                                    10897.00                      12082.00                      12368.00
                                                    11167.00                      12374.60                      12638.00
                                                    11617.00                      12884.20                      13743.00
12/93                                               11744.00                      13138.70                      14104.00
                                                    11295.00                      12886.90                      13730.00
                                                    10967.00                      12599.50                      13195.00
                                                    11246.00                      13062.60                      14111.00
12/94                                               10989.00                      12659.20                      13847.00
                                                    11558.00                      13382.10                      14485.00
                                                    12307.00                      14200.70                      15830.00
                                                    13028.00                      14959.00                      17394.00
12/95                                               13457.00                      15326.30                      17771.00
                                                    13930.00                      15994.20                      18678.00
                                                    14278.00                      16413.40                      19612.00
                                                    14667.00                      16917.20                      19678.00
12/96                                               15082.00                      17569.20                      20702.00
                                                    14979.00                      17658.80                      19632.00
                                                    16381.00                      19217.40                      22814.00
                                                    17948.00                      21004.10                      26209.00
12/97                                               17633.00                      20537.90                      25332.00
                                                    19134.00                      22136.30                      27880.00
                                                    18708.00                      21707.90                      26580.00
                                                    16157.00                      19100.90                      21225.00
12/98                                               18959.00                      21117.60                      24687.00
                                                    19995.00                      21530.60                      23348.00
                                                    21468.00                      23439.20                      26979.00
                                                    21425.00                      22811.00                      25273.00
12/99                                               28440.00                      27093.20                      29935.00
                                                    32180.00                      30021.30                      32055.00
                                                    29778.00                      29277.10                      30843.00
                                                    31723.00                      30217.50                      31184.00
12/00                                               27895.00                      28400.00                      29030.00
                                                    24829.00                      26717.70                      27142.00
                                                    25477.00                      27787.80                      31020.00
                                                    22989.00                      24835.20                      24571.00
12/01                                               23884.00                      27061.00                      29751.00

This chart compares your fund's performance to that of the Russell 2000(R) Index and the Lipper Convertible Securities Fund Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Wiesenberger(R)
(+) Lipper Inc.

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  -14.38%         -15.06%    -15.06%
------------------------------------------------------------------------------
One-year total return(2)                -19.30%         -19.07%    -15.86%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 8.34%           8.60%      8.77%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 9.10%           9.20%(3)      N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 9.66%           9.61%(3)    8.34%
------------------------------------------------------------------------------
Commencement date                      11/15/56        12/20/91   10/26/93
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fee and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                                           PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--December 31, 2001)


1.   TYCO INTERNATIONAL          3.0%
     Manufactures electrical components,
     communication systems, medical
     supplies, and fire-detection systems.

2.   THERMO ELECTRON             2.6%
     Provides detection and measurement
     instruments and services used in the
     food and beverage, life sciences, and
     telecommunications industries.

3.   SUIZA                       2.5%
     Manufactures and distributes
     food and dairy products
     throughout the United States.

4.   COX ENTERPRISES             2.4%
     Owns and operates various media
     companies, including newspapers,
     radio stations and cable television.

5.   KINDER MORGAN               2.4%
     Operates natural gas pipelines
     throughout the United States
     and provides natural gas to
     customers in the Midwest.

6.   WASHINGTON MUTUAL           2.3%
     Provides financial services in the
     western and southern United States.

7.   CELESTICA                   2.2%
     Manufactures circuits and other
     electronics used in computers
     and communication devices.

8.   WORLDCOM                    2.2%
     Provides international communica-
     tions services and network services
     to corporations worldwide.

9.   SOLECTRON                   1.9%
     Provides contract electronics
     manufacturing services to high-
     technology companies around the
     world.

10.  CITIGROUP                   1.7%
     Provides financial services to
     consumer and corporate customers
     around the world.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--December 31, 2001)

[BAR GRAPH]

                                                                           DECEMBER 31, 2001
                                                                           -----------------
Technology                                                                         13
Energy                                                                            7.2
Electric Utilities                                                                  7
Diversified Financial Services                                                    6.5
Health Care                                                                       4.9


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN HARBOR FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S EQUITY INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE CHRISTINE DRUSCH, A MANAGING DIRECTOR; ELLEN GOLD, A VICE PRESIDENT; AND DAVID MCLAUGHLIN, A VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW DID THE HARBOR FUND
    PERFORM DURING 2001?

A   It was a rocky year for the fund,
which returned -14.38 percent during the 12 months that ended December 31, 2001. Returns reflect Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance for other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Russell 2000(R) Index returned 2.49 percent, while the Lipper Convertible Securities Index, which more closely resembles the fund, returned -4.71 percent during the same period. The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Convertible Securities Fund Index in unmanaged index that represents the average performance of the 10 largest convertible securities funds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   HOW WOULD YOU EXPLAIN THE
    FUND'S UNDERPERFORMANCE?

A   In short, investors had few clear-
cut investment trends to capture. Each month a different area of the market seemed to outperform. Unfortunately, the fund was often underweighted in sectors that were performing well--as well as overweighted in sectors that were performing poorly.

    For example, in the first half of 2001 the fund had generally high weightings in the technology, energy and utility sectors. These sectors started the year strong but soon experienced unexpected weakness. Similarly, toward the end of the year, the fund was underweighted in technology stocks. Despite their apparently weak fundamentals, technology stocks experienced very strong performance in the first two months of the fourth quarter.

    However, some of the fund's overweight positions helped performance. For example, our focus on health care and energy stocks in the middle of the year was beneficial. Nevertheless, this emphasis was not enough to counteract poor performance in other sectors.

Q   WHAT WERE SOME OF THE
    MOST SIGNIFICANT MARKET CONDITIONS UNDERLYING YOUR FUND MANAGEMENT DURING THE PAST 12 MONTHS?

A   The investment environment was
exceptionally volatile, even by recent standards. The Federal Reserve Board (the
Fed) cut interest rates to their lowest levels since 1961, the longest economic expansion in American history came to an end and the recessionary economy weakened further in response to the September 11 terrorist attacks.

    Stock prices reflected this unpredictability. They rose significantly after the Fed initiated a surprise rate cut on January 3, but stocks soon gave up the gains. The declining market bottomed in a major market sell-off in September. Yet, surprisingly, the stock market quickly recovered some of its losses, rising an impressive 19 percent in the time between September 21--when the S&P 500 hit its low for the year--and December 31.

    In the convertible securities market, many new bonds were issued during the year. Despite this new-issue supply, we avoided investing in most of the newly issued bonds because of market conditions. First, the bonds generally offered unattractive interest rates. Second, the bonds were generally selling for high premiums, meaning that they offered limited sensitivity to the equity market.

Q   WHAT WAS YOUR STRATEGY IN
    MANAGING THE FUND IN THIS ENVIRONMENT?

A   For much of the year we sought to
invest significantly in defensive securities, believing these were best suited to the challenging market environment. While this strategy did not always work as well as we hoped, we did make a number of successful investments that provided the fund with some needed downside protection. In practice, our focus on defensive investments meant higher-than-usual weightings in areas such as health care and utilities, which have historically held up during weak economic times.

    We also took other steps to moderate the fund's risk. Some of the strategies we adopted included:

- Paying close attention to a company's valuation before investing. In prior years, we were not as concerned about the price-to-earnings multiple because the market was much less valuation-sensitive than it is today.

- Taking advantage of the unique advantages offered by convertibles. We looked to invest in convertibles providing compelling yields and a strong credit backing that also enabled investors to participate in potential stock-price gains.

- Increasing the fund's diversification. We increased the number of holdings in the portfolio from 92 at the beginning of the period to 102 at its end. By investing the fund's assets across a larger number of securities, we tried to make the fund less vulnerable to a sharp decline in any one security.

Q   WHICH OF THE FUND'S INVESTMENTS
    HELPED PERFORMANCE?

A   The fund's strongest-performing
security was Suiza Foods. Suiza, a milk-products manufacturer that merged with Dean Foods late in 2001, is an excellent example of the kind of defensive security we favored--demand for milk has historically remained steady regardless of the economy's health. That was indeed the case during the reporting period, as Suiza experienced continued strong growth despite the challenging environment.

    We also realized strong results from our investment in a convertible issue from Magna International, an automotive-component supplier. We were attracted to Magna's convertible bonds because they offered a compelling yield of nearly 5 percent, were backed by the company's strong credit rating and provided a high degree of equity sensitivity--which enabled the fund to benefit from stock-price gains.

    Also, the fund realized particularly strong results from several technology investments, despite the difficult environment for the sector. Two such successes for the fund during the reporting period were Analog Devices, a semiconductor manufacturer, and Network Associates, which specializes in antivirus and network-security software.

    Keep in mind that not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   WHICH SECURITIES PERFORMED
    WORSE THAN YOU EXPECTED?

A   The fund's weakest performer was
Comverse Technology, which provides businesses with voicemail, call waiting and other telecommunications products and services. Several factors underlaid the company's poor results--the broad telecommunications-industry downturn, difficulty in surpassing analysts' lofty expectations and an increasingly competitive business environment.

    The fund's investment in Manugistics Group also hurt fund results. The security performed very well for the fund in 2000; software companies such as Manugistics were among the final stocks to suffer from last year's economic slowdown. Unfortunately, their luck changed in early 2001 when software companies suffered from inventory buildups and dramatically lower corporate spending.

    Fund performance was also negatively affected by securities such as Calpine, an independent power producer that, along with the rest of the utility industry, performed poorly during much of the year, and Global Crossing, a voice- and data-communications network provider.

Q   WHAT DO YOU SEE AHEAD FOR
    THE FUND?

A   We are generally optimistic about
the coming year. The economy seems to be slowly emerging from the recession, and we are seeing some encouraging signs in the technology and telecommunications industries, which have historically been active issuers of convertibles. If these trends continue, we will look to increase the fund's equity sensitivity while still attempting to provide the fund with some downside protection in case the market declines further. We believe one of the attractive elements of convertible bonds is that these securities offer investors the opportunity to participate in stock-market gains while potentially providing a level of protection that pure equity investors do not have. Investing in convertibles does, of course, involve its own risks, and shareholders should consult the prospectus for more information on the fund's risks. As we hope for a more favorable investing climate in 2002, we will continue our defensive portfolio orientation and adjust our strategy as needed in an attempt to take advantage of changing conditions.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CONVERTIBLE SECURITY: A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds, and cash equivalents.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

PREMIUM REDEMPTION: The redemption of a bond at a dollar amount above par value, typically when a bond is redeemed by the issuer prior to its maturity date.

PRICE-TO-EARNINGS (P/E) RATIO: Shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           DOMESTIC CONVERTIBLE CORPORATE
           OBLIGATIONS  45.2%
           ADVERTISING  1.1%
$ 4,675    The Interpublic Group of Cos., Inc. ........ 1.870%   06/01/06   $  3,693,250
  3,000    The Interpublic Group of Cos., Inc., 144A--
           Private Placement (a)....................... 1.870    06/01/06      2,370,000
                                                                            ------------
                                                                               6,063,250
                                                                            ------------
           APPAREL & ACCESSORIES  1.3%
 14,000    Jones Apparel Group, 144A--
           Private Placement (a).......................   *      02/01/21      7,227,500
                                                                            ------------

           BROADCASTING & CABLE TV  1.8%
  4,808    Adelphia Communications Corp. .............. 6.000    02/15/06      4,200,990
  3,000    Charter Communications, Inc. ............... 4.750    06/01/06      2,741,250
  3,000    Charter Communications, Inc., 144A--Private
           Placement (a)............................... 5.750    10/15/05      3,075,000
                                                                            ------------
                                                                              10,017,240
                                                                            ------------
           DEPARTMENT STORES  1.1%
  5,500    Penney JC Co., Inc., 144A--
           Private Placement (a)....................... 5.000    10/15/08      6,173,750
                                                                            ------------
           DIVERSIFIED FINANCIAL SERVICES  1.6%
  2,300    E*Trade Group, Inc. ........................ 6.750    05/15/08      2,653,625
 11,000    Merrill Lynch & Co, Inc., LYON..............   *      05/23/31      5,885,000
                                                                            ------------
                                                                               8,538,625
                                                                            ------------
           ELECTRIC UTILITIES  1.6%
  2,000    Calpine Corp. ..............................   *      04/30/21      1,965,000
  5,000    Calpine Corp., 144A--
           Private Placement (a).......................   *      04/30/21      4,912,500
  2,000    Orion Power Holdings, Inc. ................. 4.500    06/01/08      1,975,000
                                                                            ------------
                                                                               8,852,500
                                                                            ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           ELECTRONIC EQUIPMENT & INSTRUMENTS  3.3%
$ 4,500    Agilent Technologies, Inc., 144A--Private
           Placement (a)............................... 3.000%   12/01/21   $  5,034,375
 13,250    Thermo Electron Corp., 144A--Private
           Placement (a)............................... 4.250    01/01/03     13,183,750
                                                                            ------------
                                                                              18,218,125
                                                                            ------------
           ENERGY  4.8%
  6,300    Devon Energy Corp. .........................   *      06/27/20      2,850,750
  4,904    Devon Energy Corp. ......................... 4.950    08/15/08      4,959,170
 11,700    El Paso Corp., 144A--Private Placement
           (a).........................................   *      02/28/21      4,811,625
  6,000    Hanover Compress............................ 4.750    03/15/08      5,535,000
  7,300    Nabors Industries, Inc. ....................   *      06/20/20      4,617,250
  6,000    Transocean Sedco Forex, Inc. ...............   *      05/24/20      3,570,000
                                                                            ------------
                                                                              26,343,795
                                                                            ------------
           ENVIRONMENTAL SERVICES  1.2%
  6,480    Waste Management, Inc. ..................... 4.000    02/01/02      6,471,900
                                                                            ------------

           FOOTWEAR  0.5%
  2,500    Reebok International Ltd., 144A--Private
           Placement (a)............................... 4.250    03/01/21      2,568,750
                                                                            ------------

           HEALTHCARE  3.7%
  5,000    Alza Corp., 144A--Private Placement (a).....   *      07/28/20      4,150,000
  4,000    Cephalon, Inc., 144A--Private Placement
           (a)......................................... 5.250    05/01/06      4,920,000
  3,250    Invitrogen Corp., 144A--Private Placement
           (a)......................................... 5.500    03/01/07      3,262,187
  3,000    IVAX Corp., 144A--Private Placement (a)..... 4.500    05/15/08      2,516,250
  5,025    ResMed, Inc. ............................... 4.000    06/20/06      5,433,281
                                                                            ------------
                                                                              20,281,718
                                                                            ------------
           HOME IMPROVEMENT RETAIL  1.0%
  5,500    Lowe's Co., Inc. ........................... 0.861    10/19/21      5,493,125
                                                                            ------------

           INTERNET SOFTWARE & SERVICES  0.3%
  1,400    Riverstone Networks, Inc., 144A--Private
           Placement (a)............................... 3.750    12/01/06      1,597,750
                                                                            ------------

           MEDIA-CABLE  2.3%
 12,360    Cox Enterprises, 144A--Private Placement
           (a)......................................... 2.000    02/15/21     12,452,700
                                                                            ------------

           METAL & GLASS CONTAINERS  0.6%
  2,600    Freeport-McMoRan Copper & Gold, Inc.,
           144A--Private Placement (a)................. 8.250    01/31/06      3,110,250
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MULTI-LINE INSURANCE  0.9%
$ 6,000    Loews Corp. (Convertible to 92,254 Diamond
           Offshore Drilling, Inc. common shares)...... 3.125%   09/15/07   $  5,145,000
                                                                            ------------

           OIL & GAS DRILLING  0.8%
  8,600    Global Marine, Inc. ........................   *      06/23/20      4,353,750
                                                                            ------------

           PHARMACEUTICALS  0.6%
  3,000    ICN Pharmaceuticals, Inc., 144A--Private
           Placement (a)............................... 6.500    07/15/08      3,393,750
                                                                            ------------

           REAL ESTATE MANAGEMENT & DEVELOPMENT  2.1%
  6,700    EOP Operating LP............................ 7.250    11/15/08      7,118,750
  4,000    EOP Operating LP, 144A--
           Private Placement (a)....................... 7.250    11/15/08      4,250,000
                                                                            ------------
                                                                              11,368,750
                                                                            ------------
           SEMICONDUCTORS  3.2%
  5,000    LSI Logic Corp., 144A--Private Placement
           (a)......................................... 4.000    11/01/06      4,587,500
  4,085    NVIDIA Corp. ............................... 4.750    10/15/07      6,781,100
  8,120    Triquint Semiconductor, Inc. ............... 4.000    03/01/07      5,968,200
                                                                            ------------
                                                                              17,336,800
                                                                            ------------
           SPECIALTY STORES  1.4%
  4,500    Barnes & Noble, Inc., 144A--Private
           Placement (a)............................... 5.250    03/15/09      5,163,750
  2,250    Foot Locker, Inc. .......................... 5.500    06/01/08      2,756,250
                                                                            ------------
                                                                               7,920,000
                                                                            ------------
           SYSTEMS SOFTWARE  0.9%
  3,000    Network Associates, Inc., 144A--Private
           Placement (a)............................... 5.250    08/15/06      4,852,500
                                                                            ------------

           TECHNOLOGY  9.1%
 12,500    America Online, Inc. .......................   *      12/06/19      6,703,125
  8,100    Analog Devices, Inc., 144A--Private
           Placement (a)............................... 4.750    10/01/05      7,705,125
  3,350    Comverse Technology, Inc., 144A--Private
           Placement (a)............................... 1.500    12/01/05      2,575,312
  2,000    Lam Research Corp., 144A--Private Placement
           (a)......................................... 4.000    06/01/06      1,782,500
  2,000    Lattice Semiconductor Corp., 144A--Private
           Placement (a)............................... 4.750    11/01/06      2,390,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           TECHNOLOGY (CONTINUED)
$ 2,790    Mercury Interactive Corp., 144A--Private
           Placement (a)............................... 4.750%   07/01/07   $  2,270,363
 15,590    Sanmina Corp. ..............................   *      09/12/20      5,885,225
 12,130    Solectron Corp., LYON.......................   *      01/27/19      6,201,463
 18,510    Solectron Corp., LYON.......................   *      05/08/20      9,902,850
  4,230    Transwitch Corp. ........................... 4.500    09/12/05      2,495,700
  4,000    Transwitch Corp., 144A--
           Private Placement (a)....................... 4.500    09/12/05      2,360,000
                                                                            ------------
                                                                              50,271,663
                                                                            ------------

TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS  45.2%..................    248,053,191
                                                                            ------------

           FOREIGN CONVERTIBLE CORPORATE
           OBLIGATIONS  14.4%
 26,500    Celestica, Inc., LYON (Canada)..............   *      08/01/20     11,395,000
  4,000    China Mobile Ltd. (Hong Kong)............... 2.250    11/03/05      3,780,000
  4,553    Hutchison Whampoa International Ltd., 144A--
           Private Placement (United Kingdom) (a)...... 2.875    09/15/03      4,487,550
  8,711    JMH Finance Ltd., 144A--Private Placement
           (United Kingdom) (a)........................ 4.750    09/06/07      8,329,894
  7,900    Magna International, Inc. (Canada).......... 4.875    02/15/05      8,117,250
  7,500    STMicroelectronics NV, 144A--Private
           Placement (Netherlands) (a).................   *      11/16/10      5,071,875
  7,250    Swiss Life Finance Ltd. (Convertible into
           98,702 shares of Royal Dutch Petroleum Co.)
           (United Kingdom)............................ 2.000    05/20/05      7,431,250
  3,000    Swiss Life Finance Ltd., 144A--Private
           Placement (Convertible to 40,842 shares of
           Royal Dutch Petroleum Co.) (United Kingdom)
           (a)......................................... 2.000    05/20/05      3,075,000
  5,000    Teva Pharmaceuticals, 144A--Private
           Placement (Israel) (a)...................... 1.500    10/15/05      5,062,500
 20,000    Tyco International, Ltd. (Bermuda)..........   *      11/17/20     15,500,000
 10,000    XL Capital Ltd, 144A--Private Placement
           (Bermuda) (a)...............................   *      05/23/21      6,525,000
                                                                            ------------

TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS..........................     78,775,319
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  12.0%
ADVERTISING  0.7%
Omnicom Group, Inc. ......................................      40,136   $    3,586,152
                                                                         --------------

COMPUTER HARDWARE  0.9%
Compaq Computer Corp. ....................................     300,000        2,928,000
Hewlett-Packard Co. ......................................     110,000        2,259,400
                                                                         --------------
                                                                              5,187,400
                                                                         --------------
CONSTRUCTION & ENGINEERING  1.2%
EMCOR Group, Inc. (b).....................................     149,458        6,785,393
                                                                         --------------

DIVERSIFIED FINANCIAL SERVICES  1.6%
Citigroup, Inc. ..........................................     174,000        8,783,520
                                                                         --------------

GAS UTILITIES  2.2%
Kinder Morgan, Inc. ......................................     220,000       12,251,800
                                                                         --------------

INDUSTRIAL CONGLOMERATES  0.8%
Tyco International Ltd.--ADR (Bermuda)....................      70,000        4,123,000
                                                                         --------------

INTERNET RETAIL  0.6%
eBay, Inc. (b)............................................      50,000        3,345,000
                                                                         --------------

OIL & GAS DRILLING  0.3%
GlobalSantaFe Corp. ......................................      48,500        1,383,220
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  0.6%
Baker Hughes, Inc. .......................................      87,000        3,172,890
                                                                         --------------

PHARMACEUTICALS  1.6%
Biovail Corp. (Canada) (b)................................      50,392        2,834,550
Pfizer, Inc. .............................................     150,000        5,977,500
                                                                         --------------
                                                                              8,812,050
                                                                         --------------
SEMICONDUCTORS  0.7%
Intersil Corp., Class A (b)...............................      80,000        2,580,000
Vitesse Semiconductor Corp. (b)...........................     120,000        1,491,600
                                                                         --------------
                                                                              4,071,600
                                                                         --------------
WIRELESS TELECOMMUNICATION SERVICES  0.8%
Sprint Corp.--PCS Group (b)...............................     180,000        4,393,800
                                                                         --------------

TOTAL COMMON STOCKS...................................................       65,895,825
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
CONVERTIBLE PREFERRED STOCKS  22.0%
AEROSPACE & DEFENSE  1.1%
Coltec Capital Trust, 5.250%, TIDES.......................     168,500   $    6,087,063
                                                                         --------------

BANKS  2.2%
Washington Mutual Capital Trust I, 5.375%, 144A--Private
  Placement (a)...........................................     250,000       11,968,750
                                                                         --------------

DIVERSIFIED FINANCIAL SERVICES  1.4%
Affiliated Managers Group, Inc., 6.000%, PRIDES...........     165,000        4,125,000
Equity Securities Trust I, Class A........................      50,000        2,225,000
Prudential Financial, Inc. (b)............................      23,200        1,350,240
                                                                         --------------
                                                                              7,700,240
                                                                         --------------
ELECTRIC UTILITIES  4.9%
Calpine Capital Trust III, 5.000%, TIDES..................      90,000        3,060,000
Dominion Resources, Inc., 9.500%, PIES....................     115,600        6,903,632
Duke Energy Corp., 8.250%.................................     138,800        3,657,380
Mirant Trust I Ser A, 6.250%..............................     130,000        5,284,500
PPL Capital Fund Trust I, 7.750%, PEPS....................     137,000        2,692,050
TXU Corp. ................................................     107,900        5,582,746
                                                                         --------------
                                                                             27,180,308
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  3.5%
Amdocs Ltd., 6.750%, TRACES...............................     142,200        4,266,000
Sprint Corp. .............................................     152,100        3,864,861
Worldcom, Inc., Ser F.....................................     510,000       11,092,500
                                                                         --------------
                                                                             19,223,361
                                                                         --------------
IT CONSULTING & SERVICES  1.5%
Electronic Data Systems, 7.625%, PRIDES...................     150,000        8,437,500
                                                                         --------------

MANAGED HEALTH CARE  1.0%
Anthem, Inc. (b)..........................................      84,000        5,376,000
                                                                         --------------

MULTI-UTILITIES  1.2%
Sierra Pacific Resources, 9.000%, PIES....................     122,700        6,564,450
                                                                         --------------

OFFICE ELECTRONICS  0.5%
Xerox Corp., 144A--Private Placement (a)..................      35,800        2,523,900
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  0.5%
Weatherford International, Inc. ..........................      60,000        2,782,500
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   COUPON         VALUE
PACKAGED FOODS  2.3%
Suiza Capital Trust II, 5.500%............................     260,000   $   12,805,000
                                                                         --------------

TELECOMMUNICATIONS EQUIPMENT  1.9%
Lucent Technologies, Inc., 144A--Private Placement (a)....       4,000        4,410,000
Motorola, Inc. ...........................................     125,000        5,842,500
                                                                         --------------
                                                                             10,252,500
                                                                         --------------

TOTAL CONVERTIBLE PREFERRED STOCKS  22.0%.............................      120,901,572
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  93.6%
  (Cost $522,310,344).................................................      513,625,907
REPURCHASE AGREEMENT  6.4%
BankAmerica Securities ($35,295,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/31/01, to
  be sold on 01/02/02 at $35,298,431) (Cost $35,295,000)..............       35,295,000
                                                                         --------------

TOTAL INVESTMENTS  100.0%
  (Cost $557,605,344).................................................      548,920,907
OTHER ASSETS IN EXCESS OF LIABILITIES  0.0%...........................          272,361
                                                                         --------------

NET ASSETS  100.0%....................................................   $  549,193,268
                                                                         ==============

*  Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt
LYON--Liquid Yield Option Rate
PEPS--Premium Equity Partnership Securities
PIES--Premium Income Exchange Securities
PRIDES--Preferred Redeemable Increased Dividend Equity Security, traded in shares
TIDES--Term Income Deferrable Equity Securities
TRACES--Trust Automatic Common Exchange Securities

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $557,605,344).......................  $548,920,907
Receivables:
  Interest..................................................     2,447,505
  Dividends.................................................       343,439
  Fund Shares Sold..........................................       199,019
Other.......................................................       142,465
                                                              ------------
    Total Assets............................................   552,053,335
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................     1,529,480
  Distributor and Affiliates................................       424,046
  Custodian Bank............................................       305,965
  Investment Advisory Fee...................................       248,770
Trustees' Deferred Compensation and Retirement Plans........       188,886
Accrued Expenses............................................       162,920
                                                              ------------
    Total Liabilities.......................................     2,860,067
                                                              ------------
NET ASSETS..................................................  $549,193,268
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $568,993,976
Accumulated Undistributed Net Investment Income.............     3,275,403
Net Unrealized Depreciation.................................    (8,684,437)
Accumulated Net Realized Loss...............................   (14,391,674)
                                                              ------------
NET ASSETS..................................................  $549,193,268
                                                              ============
Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $457,355,756 and 32,530,185 shares of
    beneficial interest issued and outstanding).............  $      14.06
    Maximum sales charge (5.75%* of offering price).........           .86
                                                              ------------
    Maximum offering price to public........................  $      14.92
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $74,907,189 and 5,352,702 shares of
    beneficial interest issued and outstanding).............  $      13.99
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $16,930,323 and 1,200,689 shares of
    beneficial interest issued and outstanding).............  $      14.10
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................    $  15,587,774
Dividends (Net of foreign withholding taxes of $2,550)......        8,219,599
                                                                -------------
    Total Income............................................       23,807,373
                                                                -------------
EXPENSES:
Investment Advisory Fee.....................................        3,246,811
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,197,629, $860,534 and $188,523,
  respectively).............................................        2,246,686
Shareholder Services........................................          834,740
Custody.....................................................           69,467
Trustees' Fees and Related Expenses.........................           28,818
Legal.......................................................           19,870
Other.......................................................          425,780
                                                                -------------
    Total Expenses..........................................        6,872,172
    Less Credits Earned on Cash Balances....................           35,390
                                                                -------------
    Net Expenses............................................        6,836,782
                                                                -------------
NET INVESTMENT INCOME.......................................    $  16,970,591
                                                                =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $ (14,355,615)
                                                                -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       96,291,562
  End of the Period.........................................       (8,684,437)
                                                                -------------
Net Unrealized Depreciation During the Period...............     (104,975,999)
                                                                -------------
NET REALIZED AND UNREALIZED LOSS............................    $(119,331,614)
                                                                =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(102,361,023)
                                                                =============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  16,970,591        $  13,924,855
Net Realized Gain/Loss...........................     (14,355,615)         101,620,308
Net Unrealized Depreciation During the Period....    (104,975,999)        (110,459,001)
                                                    -------------        -------------
Change in Net Assets from Operations.............    (102,361,023)           5,086,162
                                                    -------------        -------------

Distributions from Net Investment Income:
  Class A Shares.................................     (13,618,985)         (11,265,815)
  Class B Shares.................................      (1,567,378)          (1,006,783)
  Class C Shares.................................        (344,938)            (194,927)
                                                    -------------        -------------
                                                      (15,531,301)         (12,467,525)
                                                    -------------        -------------
Distributions from and in Excess of Net Realized
  Gain:
  Class A Shares.................................     (19,063,030)         (62,794,588)
  Class B Shares.................................      (3,270,728)         (10,370,142)
  Class C Shares.................................        (710,801)          (2,133,296)
                                                    -------------        -------------
                                                      (23,044,559)         (75,298,026)
                                                    -------------        -------------
Total Distributions..............................     (38,575,860)         (87,765,551)
                                                    -------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (140,936,883)         (82,679,389)
                                                    -------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      78,532,979          338,652,341
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      31,942,938           72,688,894
Cost of Shares Repurchased.......................    (131,599,059)        (205,035,716)
                                                    -------------        -------------
Net Change in Net Assets from Capital
  Transactions...................................     (21,123,142)         206,305,519
                                                    -------------        -------------
TOTAL INCREASE/DECREASE IN NET ASSETS............    (162,060,025)         123,626,130
NET ASSETS:
Beginning of the Period..........................     711,253,293          587,627,163
                                                    -------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $3,275,403 and $1,931,804, respectively).......   $ 549,193,268        $ 711,253,293
                                                    =============        =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED DECEMBER 31,
CLASS A SHARES                               --------------------------------------------
                                             2001 (A)    2000     1999     1998     1997
                                             --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $ 17.55    $20.35   $14.84   $15.06   $15.05
                                             -------    ------   ------   ------   ------
  Net Investment Income....................      .44       .42      .44      .52      .60
  Net Realized and Unrealized Gain/Loss....    (2.95)     (.78)    6.69      .55     1.85
                                             -------    ------   ------   ------   ------
Total from Investment Operations...........    (2.51)     (.36)    7.13     1.07     2.45
                                             -------    ------   ------   ------   ------
Less:
  Distributions from and in Excess of Net
    Investment Income......................      .41       .39      .52      .54      .73
  Distributions from and in Excess of Net
    Realized Gain..........................      .57      2.05     1.10      .75     1.71
                                             -------    ------   ------   ------   ------
Total Distributions........................      .98      2.44     1.62     1.29     2.44
                                             -------    ------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD.........  $ 14.06    $17.55   $20.35   $14.84   $15.06
                                             =======    ======   ======   ======   ======

Total Return (b)...........................  -14.38%    -1.92%   50.01%    7.52%   16.91%
Net Assets at End of the Period (In
  millions)................................  $ 457.4    $592.2   $516.1   $375.4   $376.4
Ratio of Expenses to Average Net Assets....     .99%     1.02%    1.00%    1.02%    1.04%
Ratio of Net Investment Income to Average
  Net Assets...............................    2.89%     2.30%    2.69%    3.48%    3.58%
Portfolio Turnover.........................     115%      116%     103%     156%     170%

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.93% to 2.89%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED DECEMBER 31,
CLASS B SHARES                              ------------------------------------------------
                                            2001 (A)    2000    1999 (C)   1998 (C)    1997
                                            ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..  $ 17.45    $20.24    $14.76     $14.98    $14.99
                                            -------    ------    ------     ------    ------
  Net Investment Income...................      .33       .25       .32        .40       .47
  Net Realized and Unrealized Gain/Loss...    (2.94)     (.77)     6.66        .55      1.85
                                            -------    ------    ------     ------    ------
Total from Investment Operations..........    (2.61)     (.52)     6.98        .95      2.32
                                            -------    ------    ------     ------    ------
Less:
  Distributions from and in Excess of Net
    Investment Income.....................      .28       .22       .40        .42       .61
  Distributions from and in Excess of Net
    Realized Gain.........................      .57      2.05      1.10        .75      1.72
                                            -------    ------    ------     ------    ------
Total Distributions.......................      .85      2.27      1.50       1.17      2.33
                                            -------    ------    ------     ------    ------
NET ASSET VALUE, END OF THE PERIOD........  $ 13.99    $17.45    $20.24     $14.76    $14.98
                                            =======    ======    ======     ======    ======

Total Return (b)..........................  -15.06%    -2.66%    49.02%      6.70%    15.98%
Net Assets at End of the Period (In
  millions)...............................  $  74.9    $ 98.6    $ 62.5     $ 66.7    $ 81.3
Ratio of Expenses to Average Net Assets...    1.75%     1.88%     1.77%      1.81%     1.82%
Ratio of Net Investment Income to Average
  Net Assets..............................    2.12%     1.49%     1.97%      2.66%     2.80%
Portfolio Turnover........................     115%      116%      103%       156%      170%

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.17% to 2.12%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED DECEMBER 31,
CLASS C SHARES                              ------------------------------------------------
                                            2001 (A)    2000    1999 (C)   1998 (C)    1997
                                            ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..  $ 17.58    $20.38    $14.86     $15.08    $15.08
                                            -------    ------    ------     ------    ------
  Net Investment Income...................      .32       .23       .32        .41       .45
  Net Realized and Unrealized Gain/Loss...    (2.95)     (.76)     6.70        .54      1.88
                                            -------    ------    ------     ------    ------
Total from Investment Operations..........    (2.63)     (.53)     7.02        .95      2.33
                                            -------    ------    ------     ------    ------
Less:
  Distributions from and in Excess of Net
    Investment Income.....................      .28       .22       .40        .42       .61
  Distributions from and in Excess of Net
    Realized Gain.........................      .57      2.05      1.10        .75      1.72
                                            -------    ------    ------     ------    ------
Total Distributions.......................      .85      2.27      1.50       1.17      2.33
                                            -------    ------    ------     ------    ------
NET ASSET VALUE, END OF THE PERIOD........  $ 14.10    $17.58    $20.38     $14.86    $15.08
                                            =======    ======    ======     ======    ======

Total Return (b)..........................  -15.06%    -2.69%    48.95%      6.65%    15.96%
Net Assets at End of the Period (In
  millions)...............................  $  16.9    $ 20.5    $  9.0     $  5.9    $  4.6
Ratio of Expenses to Average Net Assets...    1.75%     1.87%     1.76%      1.81%     1.82%
Ratio of Net Investment Income to Average
  Net Assets..............................    2.12%     1.54%     1.91%      2.71%     2.79%
Portfolio Turnover........................     115%      116%      103%       156%      170%

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.17% to 2.12%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Based on average shares outstanding.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Harbor Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide current income, capital appreciation, and conservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks. The Fund commenced investment operations on November 15, 1956. The distribution of the Fund's Class B and Class C Shares commenced on December 20, 1991 and October 26, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Unlisted convertible securities are valued at the mean of the bid and asked prices. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $95,691 reduction in cost of securities and a corresponding $95,691 increase in net unrealized appreciation based on securities held by the Fund on January 1, 2001.

    The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $248,116; decrease net unrealized depreciation by $123,352, and decrease net realized loss by $124,764. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $11,744,390 which expires on December 31, 2009. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sales transactions.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $557,860,445; the aggregate gross unrealized appreciation is $26,970,679 and the aggregate gross unrealized depreciation is $35,910,217, resulting in net unrealized depreciation on long- and short-term investments of $8,939,538.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, the Fund's custody fee was reduced by $35,390 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $350 million..........................................       .55%
Next $350 million...........................................       .50%
Next $350 million...........................................       .45%
Over $1.05 billion..........................................       .40%

    For the year ended December 31, 2001, the Fund recognized expenses of approximately $19,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2001, the Fund recognized expenses of approximately $47,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2001, the Fund recognized expenses of approximately $614,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $97,334 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $451,578,154, $94,597,050 and
$22,818,772 for Classes A, B, and C, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   3,373,181    $  51,885,088
  Class B................................................   1,349,167       21,008,107
  Class C................................................     358,429        5,639,784
                                                           ----------    -------------
Total Sales..............................................   5,080,777    $  78,532,979
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................   1,834,515    $  26,702,048
  Class B................................................     298,989        4,340,979
  Class C................................................      61,533          899,911
                                                           ----------    -------------
Total Dividend Reinvestment..............................   2,195,037    $  31,942,938
                                                           ==========    =============
Repurchases:
  Class A................................................  (6,417,723)   $ (96,727,711)
  Class B................................................  (1,942,065)     (29,140,721)
  Class C................................................    (382,571)      (5,730,627)
                                                           ----------    -------------
Total Repurchases........................................  (8,742,359)   $(131,599,059)
                                                           ==========    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $469,718,729, $98,388,685, and
$22,009,704 for Classes A, B, and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                            SHARES          VALUE
Sales:
  Class A...............................................  12,605,285    $ 238,901,052
  Class B...............................................   3,875,392       82,328,786
  Class C...............................................     817,915       17,422,503
                                                          ----------    -------------
Total Sales.............................................  17,298,592    $ 338,652,341
                                                          ==========    =============
Dividend Reinvestment:
  Class A...............................................   3,376,424    $  60,508,958
  Class B...............................................     580,346       10,238,166
  Class C...............................................     109,426        1,941,770
                                                          ----------    -------------
Total Dividend Reinvestment.............................   4,066,196    $  72,688,894
                                                          ==========    =============
Repurchases:
  Class A...............................................  (7,605,741)   $(160,891,721)
  Class B...............................................  (1,896,853)     (39,784,357)
  Class C...............................................    (207,792)      (4,359,638)
                                                          ----------    -------------
Total Repurchases.......................................  (9,710,386)   $(205,035,716)
                                                          ==========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2001 and 2000, 292,402 and 862,666 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                              CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                               SUBJECT TO CHARGE
                                                           --------------------------
YEAR OF REDEMPTION                                         CLASS B            CLASS C
First....................................................   5.00%              1.00%
Second...................................................   4.00%               None
Third....................................................   3.00%               None
Fourth...................................................   2.50%               None
Fifth....................................................   1.50%               None
Sixth and Thereafter.....................................    None               None

    For the year ended December 31, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $94,200 and CDSC on the redeemed shares of Classes B and C of approximately $220,200. Sales charges do not represent expenses of the Fund.

    On August 18, 2000, the Fund acquired all of the assets and liabilities of the Van Kampen Convertible Securities Fund (the "VKCS Fund") through a tax free reorganization approved by VKCS Fund shareholders on August 9, 2000. The Fund issued 4,810,860 shares of Class A valued at $102,519,420, in exchange for VKCS Fund's net assets. The shares of VKCS Fund were converted into Fund shares at a ratio of 1.45096 to 1, for Class A. Net unrealized appreciation of VKCS Fund as of August 18, 2000 was $28,952,674. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended December 31, 2000. Combined net assets on the day of reorganization were $805,291,074.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $639,554,437 and $649,769,809, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001, are payments retained by Van Kampen of approximately $870,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $56,400.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Harbor Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Harbor Fund (the "Fund"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 8, 2002

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN HARBOR FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2001. The Fund designated $23,044,121 as a long-term capital gain distribution. For corporate shareholders 38% of the distributions qualify for the dividend received deductions. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1991  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1995  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1995  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1995  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1997  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1995  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 341-2911.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
11, 111, 211                                                   Member NASD/SIPC.
HAR ANR 2/02                                                     5240B02-AP-2/02